UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

HALL CHADWICK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42962	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 North Bridge Road #18-06 High Street Centre Singapore	179094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65-90882642

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one Share Right	HCACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	HCAC	The Nasdaq Stock Market LLC
Share Rights, each right entitling the holder to receive one tenth (1/10) of a Class A ordinary share	HCACR	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On November 18, 2025, the registration statement (File No. 333-289333), as amended (the “Registration Statement”), relating to the initial public offering (“IPO”) of Hall Chadwick Acquisition Corp. (the “Company”) became effective.

On November 24, 2025, the Company consummated its IPO of 20,700,000 units (the “Units”), which included the full exercise of the underwriters’ over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $207,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination (each, a “Share Right”).

In connection with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated November 20, 2025 (the “Underwriting Agreement”), between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, as representative of the underwriters (“CCM”);

●	An Investment Management Trust Agreement, dated November 20, 2025, between the Company and Continental Stock Transfer & Trust Company;

●	A Share Rights Agreement, dated November 20, 2025, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated November 20, 2025, between the Company, Hall Chadwick Capital LLC, CCM and Clear Street LLC (“Clear Street”);

●	A Letter Agreement, dated November 20, 2025, by and among the Company, its officers and directors and Hall Chadwick Capital LLC;

●	A Private Placement Units Purchase Agreement, dated November 20, 2025, between the Company and Hall Chadwick Capital LLC;

●	A Private Placement Units Purchase Agreement, dated November 20, 2025, between the Company and CCM;

●	A Private Placement Units Purchase Agreement, dated November 20, 2025, between the Company and Clear Street;

●	Indemnity Agreements dated November 20, 2025, by and among the Company and each director and executive officer of the Company, a form of which is attached as Exhibit 10.8 to this Current Report; and

●	An Administrative Services Agreement, dated November 20, 2025, between the Company and Hall Chadwick Capital LLC.

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 614,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $6,140,000. The Placement Units were purchased by CCM (222,300 Units), Clear Street (11,700 Units), and the Company’s sponsor, Hall Chadwick Capital LLC (380,000 Units). The rights included in the Placement Units are identical to the Share Rights included in the IPO Units except as otherwise described in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, Christopher Dirckze, Gregory Woszczalski and Craig Ransley were appointed to the board of directors of the Company (the “Board”). Mr. Woszczalski, Mr. Dirckze and Mr. Ransley were appointed to the Board’s Audit Committee and Compensation Committee, with Mr. Woszczalski and Mr. Ransley serving as chair, respectively.

On November 20, 2025, the Company entered into indemnity agreements with each director and officer of the Company that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On July 22, 2025, the Company filed its first amended and restated memorandum and articles of association (the “Amended Articles”) with the Registrar of Companies in the Cayman Islands. Among other things, the Amended Articles authorize the issuance of up to 500,000,000 Class A ordinary shares, 50,000,000 Class B ordinary shares, and 5,000,000 preference shares par value $0.0001 per share. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

A total of $207,000,000 of the net proceeds from the IPO and the Private Placement (which includes up to $8,280,000 of deferred underwriting commission) were placed in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest earned on the funds to pay taxes (or up to $100,000 for dissolution expenses if a business combination is not consummated), none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

A copy of the press release issued by the Company on November 20, 2025 regarding the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on November 24, 2025 regarding the closing of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 20, 2025 by and among the Company, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC and Clear Street LLC.

3.1	First Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Share Rights Agreement, dated November 20, 2025, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated November 20, 2025, by and among the Company, the officers and directors of the Company and Hall Chadwick Capital LLC.

10.2	Investment Management Trust Agreement, dated November 20, 2025, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated November 20, 2025, between the Company, Hall Chadwick Capital LLC, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC and Clear Street LLC.

10.4	Private Placement Units Purchase Agreement, dated November 20, 2025, between the Company and Hall Chadwick Capital LLC.

10.5	Private Placement Units Purchase Agreement, dated November 20, 2025, between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC

10.6	Private Placement Units Purchase Agreement, dated November 20, 2025, between the Company and Clear Street LLC.

10.7	Administrative Services Agreement, dated November 20, 2025, between the Company and Hall Chadwick Capital LLC.

10.8	Form of Indemnity Agreement.

99.1	Press Release dated November 20, 2025 (pricing of the IPO).

99.2	Press Release dated November 24, 2025 (closing of the IPO).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2025	HALL CHADWICK ACQUISITION CORP.

	By:	/s/ Aaron Dominish
	Name:	Aaron Dominish
	Title:	Chief Financial Officer

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